UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                         DATE OF REPORT: April 12, 2002

                           --------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                           --------------------------


           INDIANA                     0-17071                 35-1544218
       (State or other               (Commission             (IRS Employer
jurisdiction of incorporation)       File Number)          Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                           Muncie, Indiana 47305-2814
          (Address of principal executive offices, including zip code)

                                 (317) 747-1500
              (Registrant's telephone number, including area code)


                                Page 1 of 3 Pages
                             Exhibit Index on Page 4
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Items 1-4. Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

     On April 12, 2002, First Merchants Corporation (the "Company") and First Merchants Capital Trust I (the "Trust") entered into an Underwriting Agreement with Stifel, Nicolaus & Company, Incorporated and RBC Dain Rauscher Inc. for themselves and as co-representatives of the several underwriters named in
Schedule I thereto (the "Underwriting Agreement"). On April 17, 2002 and pursuant to the Underwriting Agreement, the Trust issued 1,850,000 8.75% Cumulative Trust Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities") with an aggregate liquidation value of $46,250,000. The proceeds from the sale of the Preferred Securities were invested by the Trust in the Company's 8.75% Junior Subordinated Debentures due June 30, 2032 (the "Debentures"). The proceeds from the issuance of the Debentures will be used by the Company to fund a portion of the cash consideration payable to the shareholders of Lafayette Bancorporation as part of the Company's April 1, 2002 acquisition of Lafayette Bank and Trust Company.

Item 6. Not Applicable.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

               Not Applicable

     (b)  Pro Forma Financial Information.

               Not Applicable

     (c)  Exhibits.

          1.1  Underwriting Agreement dated April 12, 2002

          4.1 Certificate of Trust of First Merchants Capital Trust I dated December 12, 2001

          4.2 Amended and Restated Trust Agreement of First Merchants Capital Trust I dated April 17, 2002

          4.3  Agreement as to Expenses and Liabilities dated April 17, 2002

          4.4  Cumulative Trust Preferred Security Certificate

          4.5  Preferred Securities Guarantee Agreement dated April 17, 2002

          4.6  Indenture dated April 17, 2002

          4.7  First Supplemental Indenture dated April 17, 2002

          4.8  8.75% Junior Subordinated Debenture due June 30, 2032

Items 8 and 9. Not Applicable.


                                Page 2 of 3 Pages
                             Exhibit Index on Page 4
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATE: April 19, 2002.

                                      FIRST MERCHANTS CORPORATION


                                      By:  /s/ Larry R. Helms
                                           -------------------------
                                           Larry R. Helms,
                                           Senior Vice President and
                                           General Counsel


                                Page 3 of 3 Pages
                             Exhibit Index on Page 4

                                  EXHIBIT INDEX

1.1  Underwriting Agreement dated April 12, 2002
4.1 Certificate of Trust of First Merchants Capital Trust I dated December 12, 2001
4.2 Amended and Restated Trust Agreement of First Merchants Capital Trust I dated April 17, 2002
4.3  Agreement as to Expenses and Liabilities dated April 17, 2002
4.4  Cumulative Trust Preferred Security Certificate
4.5  Preferred Securities Guarantee Agreement dated April 17, 2002
4.6  Indenture dated April 17, 2002
4.7  First Supplemental Indenture dated April 17, 2002
4.8  8.75% Junior Subordinated Debenture due June 30, 2032